Filed pursuant to Rule 497(e)

File Nos. 002-84012 and 811-03752

AMG Funds III

AMG Managers Special Equity Fund

Supplement dated October 3, 2014, to the Prospectus dated April 28, 2014, and Statement of Additional

Information dated April 28, 2014

The following information supplements and supersedes any information to the contrary relating to AMG Managers Special Equity Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s prospectus (the “Prospectus”) dated April 28, 2014, and Statement of Additional Information (the “SAI”), dated April 28, 2014.

Effective September 26, 2014, John Paul Lewicke was designated as a portfolio manager in the portfolio management team (the “Investment Team”) for the portion of the Fund managed by Federated MDTA LLC (“MDT”), a subadvisor of the Fund. Mr. Lewicke joined the Investment Team in 2007. As Research Manager, he is responsible for ongoing evaluation and enhancement of the Optimum Q process, including software code design and development. Mr. Lewicke received his A.B., Cum Laude, in Mathematics and Computer Science from Dartmouth College. Daniel J. Mahr, CFA, continues to be the lead portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by MDT. Mr. Mahr continues to be assisted by Frederick L. Konopka, CFA, and Brian M. Greenberg. Accordingly, all references in the Prospectus and SAI to the portfolio managers or Investment Team of the portion of the Fund managed by MDT shall refer to Messrs. Mahr, Konopka, Greenberg, and Lewicke.

In addition, under the heading “Management of the Funds—Subadvisors and Portfolio Managers of the Funds—AMG Managers Special Equity Fund—Federated MDTA (“MDT”)—Other Accounts Managed by the Portfolio Manager(s)” on page 55 of the SAI, the following table is hereby added after the table relating to Brian M. Greenberg:

Portfolio Manager: John Paul Lewicke*

Type of Account	Number Of Accounts Managed		Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	7		$1,199.71	None	$0
Other Pooled Investment Vehicles	None		$0	None	$0
Other Accounts	318	[1]	$1,371.47	1	$2.11

*	Information provided as of July 31, 2014.
[1]	This figure includes the number of beneficial accounts underlying any dual-contract relationship pursuant to MDT’s policy concerning the treatment of separately managed (wrap) accounts for purposes of this disclosure requirement.

ST290

Further, under the heading “Management of the Funds—Subadvisors and Portfolio Managers of the Funds—AMG Managers Special Equity Fund—Federated MDTA (“MDT”)—Portfolio Manager Compensation” on page 56 of the SAI, the current disclosure is hereby deleted and replaced with the following paragraph:

MDT portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on each portfolio manager’s experience and performance. For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by MDT is categorized as reflecting one of several designated “Strategies.” The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy’s designated benchmark (i.e., with respect to the Fund’s Strategy, Russell 2000 Growth Index) and a designated peer group of comparable accounts. The Fund’s portfolio managers are also the portfolio managers for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ. In addition, Messrs. Mahr, Greenberg, and Lewicke were awarded grants of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

Finally, under the heading “Management of the Funds—Subadvisors and Portfolio Managers of the Funds—AMG Managers Special Equity Fund—Federated MDTA (“MDT”)—Portfolio Managers’ Ownership of Fund Shares” on page 56 of the SAI, the following information relating to Mr.Lewicke’s ownership of Fund shares is hereby added:

Mr. Lewicke (as of July 31, 2014):        None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE